Amendment No. 2 to

Administrative Services Agreement

Franklin Templeton Services, LLC

Pacific Life Insurance Company

THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the “Fund Administrator”) and Pacific Life Insurance Company (the “Company”).

WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of March 17, 2008, as may be amended from time to time (the “Agreement”), concerning certain administrative services with respect to each series (“Fund” or “Funds”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) listed on the Schedule B of the Agreement;

WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new Funds and variable life or variable annuity insurance contracts covered by the Agreement.

NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of May 23, 2012.

FRANKLIN TEMPLETON SERVICES, LLC		PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dennis R. Rothe	By:	/s/ Jose T. Miscolta
Name:	Dennis R. Rothe	Name:	Jose T. Miscolta
Title:	Vice President	Title:	Assistant Vice President

		Attest:	/s/ Jane M. Guon
		Name:	Jane M. Guon
		Title:	Corporate Secretary

Schedule B

Administrative Expense Payment

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement. Only one fee rate is in effect for each Contract; for each Contract higher fee rates supersede and replace lower fee rates, which are shown for reference only.

#	Company Name	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Date of beginning of period for computation of fee
1.	Pacific Life Insurance Company	Pacific One Select 033-88458	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

2.	Pacific Life Insurance Company	Pacific One 033-88458	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

3.	Pacific Life Insurance Company	Pacific Odyssey 333-53040	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

4.	Pacific Life Insurance Company	Pacific Innovations Select 333-93059	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

5.	Pacific Life Insurance Company	Pacific Innovations 333-93059	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

6.	Pacific Life Insurance Company	Pacific Portfolios 033-88460	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

7.	Pacific Life Insurance Company	Pacific Portfolios for Chase 033-88460	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

#	Company Name	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Date of beginning of period for computation of fee
8.	Pacific Life Insurance Company	Pacific Value 333-60833	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

9.	Pacific Life Insurance Company	Pacific Voyages 333-136597	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

10.	Pacific Life Insurance Company	Pacific Explorer 333-141135	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

11.	Pacific Life Insurance Company	Pacific Journey 333-145822	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

12.	Pacific Life Insurance Company	Pacific Value Edge 333-148865	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

13.	Pacific Life Insurance Company	Pacific Select Variable Annuity 033-32704	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 Franklin Templeton VIP Founding Funds Allocation Fund – Class 2

14.	Pacific Life Insurance Company	Pacific Destinations 333-160772	Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Class 2 Shares:

Franklin Templeton VIP Founding Funds Allocation Fund

Mutual Global Discovery Securities Fund

Templeton Global Bond Securities Fund

Class 4 Shares:

Franklin Templeton VIP Founding Funds Allocation Fund

15.	Pacific Life Insurance Company	Pacific Select Exec 033-21754	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

16.	Pacific Life Insurance Company	Pacific Select Exec II 333-60461	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

#	Company Name	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Date of beginning of period for computation of fee
17.	Pacific Life Insurance Company	Pacific Select Exec III 333-60461	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

18.	Pacific Life Insurance Company	Pacific Select Exec IV 333-150092	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

19.	Pacific Life Insurance Company	Pacific Select Exec V 333-150092	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

20.	Pacific Life Insurance Company	Pacific Select Exec VI 333-153022	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

21.	Pacific Life Insurance Company	Pacific Select Accumulator 333-118913	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

22.	Pacific Life Insurance Company	M’s Versatile Product 333-61135	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

23.	Pacific Life Insurance Company	M’s Versatile Product VI 333-61135	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

24.	Pacific Life Insurance Company	M’s Versatile Product VII 333-152224	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

25.	Pacific Life Insurance Company	M’s Versatile Product VIII 333-152224	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

26.	Pacific Life Insurance Company	M’s Versatile Product – Survivorship 333-106969	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

#	Company Name	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Date of beginning of period for computation of fee
27.	Pacific Life Insurance Company	M’s Versatile Product - Survivorship II 333-153027	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

28.	Pacific Life Insurance Company	Pacific Select Estate Preserver 333-01713	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

29.	Pacific Life Insurance Company	Pacific Select Estate Preserver II 333-20355	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

30.	Pacific Life Insurance Company	Pacific Select Estate Preserver III 333-01713	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

31.	Pacific Life Insurance Company	Pacific Select Estate Preserver IV 333-20355	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

32.	Pacific Life Insurance Company	Pacific Select Estate Preserver V 333-65458	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

33.	Pacific Life Insurance Company	Pacific Select Estate Preserver VI 333-153022	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

34.	Pacific Life Insurance Company	Pacific Select Choice 033-57908	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

35.	Pacific Life Insurance Company	Pacific Select Performer 500 333-102902	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

36.	Pacific Life Insurance Company	Pacific Select Estate Maximizer 333-14005	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

#	Company Name	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Date of beginning of period for computation of fee
37.	Pacific Life Insurance Company	Pacific COLI Rider (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

38.	Pacific Life Insurance Company	Pacific COLI (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

39.	Pacific Life Insurance Company	Pacific COLI II (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

40.	Pacific Life Insurance Company	Pacific COLI III (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

41.	Pacific Life Insurance Company	Pacific COLI IV (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

42.	Pacific Life Insurance Company	Pacific COLI V (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

43.	Pacific Life Insurance Company	Pacific COLI VI (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

44.	Pacific Life Insurance Company	Pacific COLI VII (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

45.	Pacific Life Insurance Company	Magnastar (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2

46.	Pacific Life Insurance Company	Magnastar - Survivorship (Not Registered)	Templeton Global Bond Securities Fund – Class 2 Templeton Foreign Securities Fund – Class 2